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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         July 5, 2005
                                                  ------------------------------

                             Advanced Photonix, Inc
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 Delaware               1-11056          33-0325836
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        (STATE OR OTHER JURISDICTION    (COMMISSION      (IRS EMPLOYER
        OF INCORPORATION)               FILE NUMBER)     IDENTIFICATION NO.)


      1240  Avenida Acaso, Camarillo, California                  93012
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


Registrant's telephone number, including area code:      (805) 987-0146
                                                    ----------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On July 7, 2005, Advanced Photonix, Inc. ("API") filed an 8-K (the "Form 8-K") with the Securities and Exchange Commission announcing that API elected Robin F. Risser, Lance Brewer and Donald Pastor to the board of directors of API. The Form 8-K is hereby being amended to reflect that the correct amount of cash merger consideration paid to Mr. Risser in connection with the acquisition of Picometrix, Inc. by API was approximately $1,180,000. The reference to the cash merger consideration of $1,1800,000 in the fourth paragraph of the Form 8-K is hereby amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits: None



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADVANCED PHOTONIX, INC.



                                      By: /s/ Richard Kurtz
                                         ---------------------------------------
                                         Richard Kurtz, Chief Executive Officer

Dated: July 11, 2005